ACCOUNTING STANDARDS AND BASIS OF PREPARATION - Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Cash and due from banks	$ 48,399,468	$ 63,452,161	$ 107,832,923
Debt securities at fair value through profit or loss	5,610,509	20,265,790	5,494,141
Money Market Funds	390,860	3,410,049	2,713,997
Cash and cash equivalents	$ 54,400,837	$ 87,128,000	$ 116,041,061